Exhibit 99.1

Waters Shareholders Approve Combination with BD’s Biosciences & Diagnostic Solutions Business

Waters Corporation’s Q4 2025 Financial Results Conference Call will now be held on Monday,

February 9th, 2026 at 8:30am ET in conjunction with the expected close of the transaction

MILFORD, Mass., January 27, 2026 – Waters Corporation (NYSE: WAT) (the “Company” or “Waters”) today announced that, at the Company’s Special Meeting of Shareholders (the “Special Meeting”) held today, Waters shareholders overwhelmingly voted to approve the issuance of shares of Waters common stock to shareholders of Becton, Dickinson and Company (NYSE: BDX) (“BD”) in connection with the proposed combination of BD’s Biosciences & Diagnostic Solutions business with Waters.

“We appreciate the continued support of our shareholders as we move closer to completing this transaction,” said Udit Batra, Ph.D., President and Chief Executive Officer, Waters Corporation. “With this milestone complete, our focus is on closing the transaction and ushering in the next chapter of growth and innovation as a differentiated leader in life sciences and diagnostics. We look forward to creating meaningful value for patients, customers, employees, and shareholders alike.”

BD has received a favorable Private Letter Ruling from the Internal Revenue Service regarding matters relating to the U.S. federal income tax consequences of the transaction. Waters and BD have also received all of the required regulatory approvals. The transaction is expected to close on February 9, 2026, subject to the satisfaction of the remaining customary closing conditions.

The preliminary results of Waters’ Special Meeting indicate that approximately 99% of shares present in person or by proxy at the Special Meeting voted in favor of the issuance of shares of Waters common stock to BD shareholders in connection with the proposed combination of BD’s Biosciences & Diagnostic Solutions business with Waters. The final vote results, as certified by the inspectors of elections, will be reported in a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

Waters will now release its previously scheduled Q4 2025 financial results and hold its financial results conference call on Monday, February 9, 2026, at 8:30 a.m. Eastern Time in conjunction with the expected close of the transaction. A live webcast of the presentation will be available on Waters Investor Relations website at https://ir.waters.com. A replay of the webcast will also be available until at least March 9, 2026, at midnight Eastern Time.

About Waters Corporation

Waters Corporation (NYSE: WAT), is a global leader in analytical instruments, separations technologies, and software, serving the life, materials, food, and environmental sciences for over 65 years. Our Company helps ensure the efficacy of medicines, the safety of food and the purity of water, and the quality and sustainability of products used every day. In over 100 countries, our 7,600+ passionate employees collaborate with customers in laboratories, manufacturing sites, and hospitals to accelerate the benefits of pioneering science.

Additional Information and Where to Find It

This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

In connection with the proposed transaction between Waters, Augusta SpinCo Corporation (“SpinCo”) and BD, the parties have filed relevant materials with the U.S. Securities and Exchange Commission, including, among other filings, a registration statement on Form S-4 filed by Waters (the “Form S-4”) that includes a preliminary proxy statement/prospectus of Waters, and a registration statement on Form 10 filed by SpinCo (the “Form 10”) that incorporates by reference certain portions of the Form S-4 and serves as an information statement in connection with the spin-off of SpinCo from BD. The Form S-4 was declared effective by the SEC on December 23, 2025, and Waters filed a definitive proxy statement/prospectus with the SEC on December 23, 2025. The definitive proxy statement/prospectus was mailed, on or about December 23, 2025, to Waters shareholders of record as of December 19, 2025. The Form 10 was declared effective on December 31, 2025. INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4, the definitive proxy statement/prospectus and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Cautionary Statement Regarding Forward-Looking Statements

This release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act including statements regarding the proposed transaction among Waters, SpinCo and BD. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding future operating and financial performance, market growth and drivers of market growth, success of Waters’ products or products of the combined company, customer trends, the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including the amount and timing of synergies from the proposed transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements. These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, SpinCo or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the proposed transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, BD and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general political, economic, regulatory, environmental, trade and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that have been filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Contacts

Molly Gluck

Head of External Communications

Waters Corporation

508.498.9732

Molly_Gluck@waters.com

Caspar Tudor

Head of Investor Relations

Waters Corporation

508.482.3448

investor_relations@waters.com